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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2007 (June 29, 2007)

TYCO ELECTRONICS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of principal executive offices, including Zip Code)

441-294-0607
(Registrant's Telephone Number, including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Participation in the Tyco Electronics Ltd. Severance Plan for U.S. Officers and Executives

        On July 9, 2007, the Board of Directors of Tyco Electronics Ltd. (the "Board") approved and adopted the Tyco Electronics Ltd. Severance Plan for U.S. Officers and Executives (the "Severance Plan"). Tyco Electronics' Chief Executive Officer, Thomas J. Lynch, and Executive Vice President and Chief Financial Officer, Terrence R. Curtin, are subject to the Severance Plan. The following summary is qualified in its entirety by reference to the terms and conditions of the Severance Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. Under the Severance Plan, upon an involuntary termination of employment, other than for cause, disability or death, Tyco Electronics is required to pay to the executives named above the executive's base salary and target bonus for a period of 24 months (for Mr. Lynch) and 18 months (for Mr. Curtin). Payments of the cash severance benefits are made in monthly installments. Also, the executive could be eligible for a pro-rata annual bonus for the year in which his employment terminates, in Tyco Electronics' discretion under the applicable bonus plan. The executive also would receive continuation of health and dental benefits during the severance period at active employee rates and, in Tyco Electronics' discretion, outplacement services for up to 12 months.

        As a condition of receiving the foregoing benefits, the severance plan requires the executive to execute a general release in favor of Tyco Electronics and to agree to covenants providing for the confidentiality of Tyco Electronics' information, one year noncompetition, two years of nonsolicitation of Tyco Electronics' employees and customers and non-disparagement. Benefits may be cancelled or recovered if the executive does not comply with these provisions or violates the release of claims. "Cause" is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of Tyco Electronics' rules or policy or other egregious conduct that has or could have a serious and detrimental impact on Tyco Electronics and its employees.

Participation in the Tyco Electronics Ltd. Change in Control Severance Plan for Certain U.S. Officers and Executives

        On July 9, 2007, the Board approved and adopted the Tyco Electronics Ltd. Change in Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Severance Plan"). Messrs. Lynch and Curtin are subject to the CIC Severance Plan. Under the CIC Severance Plan, upon a change in control termination of employment (which includes an involuntary termination of employment, other than for cause, disability or death, or a good reason resignation of employment) that occurs within 60 days before or two years after a change in control, Tyco Electronics is required to pay a participating executive's base salary and target bonus for a period of 36 months (for Mr. Lynch), or a period of 24 months (for Mr. Curtin). Payments of the cash severance benefits are made in a lump sum. In addition, the executive will receive a pro-rata annual bonus for the year in which his employment terminates pursuant to the terms of the applicable bonus plan. The executive also would receive:

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  full vesting of any outstanding stock options and 12 months to exercise vested stock options, unless a longer period is provided in the applicable option agreement;

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  full vesting of any unvested restricted stock and restricted stock units which are subject solely to time vesting;

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  continuation of health and dental benefits for 36 months (for Mr. Lynch) or for 24 months (for Mr. Curtin) at active employee rates; and

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  in Tyco Electronics' discretion, outplacement services for up to 12 months.

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        Unvested restricted stock and restricted stock units that are subject to performance-based vesting provisions could become fully vested upon a change in control termination if the CIC Severance Plan administrator determines that the applicable performance vesting requirements have been or will be attained, or would have been attained during the applicable severance period but for the change in control. Cash severance and other benefits payable under the CIC Severance Plan will be limited to the greater after-tax amount resulting from (i) payment of the full benefits provided under the CIC Severance Plan after imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, and (ii) payment of the benefits capped at the Internal Revenue Code Section 280G limit with no excise tax imposed. The foregoing summary is qualified in its entirety by reference to the terms and conditions of the CIC Severance Plan, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Tyco Electronics Corporation Supplemental Savings and Retirement Plan

        Effective June 29, 2007, the Board of Directors of Tyco Electronics Corporation approved and adopted the Tyco Electronics Corporation Supplemental Savings and Retirement Plan (the "Supplemental Savings Plan"). Pursuant to the Supplemental Savings Plan, executive officers may defer up to 50% of their base salary and 100% of their annual bonus. Tyco Electronics provides company contributions based on the executive's deferred base salary and bonus at the same rate such executive is eligible to receive matching contributions under the Tyco Electronics Retirement Savings Investment Plan and on any cash compensation (i.e., base and bonus) the executive earns that year in excess of the Internal Revenue Code Section 401(a)(17) limit ($225,000 in 2007). The foregoing summary is qualified in its entirety by reference to the terms and conditions of the Supplemental Savings Plan, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

        (d)    Exhibits

        The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Tyco Electronics Ltd. Severance Plan for U.S. Officers and Executives
10.2	Tyco Electronics Ltd. Change in Control Severance Plan for Certain U.S. Officers and Executives
10.3	Tyco Electronics Corporation Supplemental Savings and Retirement Plan

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD.
By:	/s/ ROBERT A. SCOTT Robert A. Scott Executive Vice President and General Counsel

Date: November 8, 2007

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SIGNATURE